                                                                    EXHIBIT 10.1


                            FORM OF VOTING AGREEMENT

      THIS VOTING AGREEMENT (this "AGREEMENT") is made and entered into as of August 7, 2006, by and among Nokia Inc., a Delaware Corporation ("PARENT"), Loudeye Corp., a Delaware corporation (the "COMPANY"), and the undersigned stockholder ("STOCKHOLDER") of the Company.

                                    RECITALS

      A. Concurrently with the execution of this Agreement, Parent, Loretta Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("MERGER SUB"), and the Company have entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT"), which provides for the merger (the "MERGER") of Merger Sub with and into the Company.

      B. Pursuant to the Merger, all of the issued and outstanding shares of capital stock of the Company will be canceled and converted into the right to receive the consideration set forth in the Merger Agreement upon the terms and subject to the conditions set forth in the Merger Agreement.

      C. As of the date hereof, Stockholder Beneficially Owns (as defined below) the number of Shares (as defined below) of capital stock of the Company as set forth on the signature page of this Agreement.

      D. In order to induce Parent and Merger Sub to execute the Merger Agreement, Stockholder desires to restrict the transfer or disposition of, and desires to vote, the Shares as provided in this Agreement, and the execution and delivery of this Agreement and the Proxy (as defined below) is a material condition to Parent's willingness to enter into the Merger Agreement.

      E. As a stockholder of the Company, the Stockholder will benefit from the execution and delivery of the Merger Agreement and the consummation of the transactions contemplated thereby.

      NOW, THEREFORE, the parties hereto hereby agree as follows:

      1. CERTAIN DEFINITIONS. Capitalized terms not defined herein shall have the meanings ascribed to them in the Merger Agreement. For purposes of this Agreement:

            (a) A Person shall be deemed to "BENEFICIALLY OWN" a security if such Person has "beneficial ownership" of such securities as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

            (b) "CONSTRUCTIVE SALE" means, with respect to any security, a short sale or entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of materially changing the economic benefits and risks of ownership of such security.

            (c) "EXPIRATION DATE" means the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement and (ii) such date and time as the Merger Agreement shall have been validly terminated pursuant to ARTICLE VII thereof.

            (d) "OPTIONS" means: (i) all securities Beneficially Owned by Stockholder as of the date of this Agreement that are convertible into, or exercisable or exchangeable for, shares of capital stock of the Company, including, without limitation, options, warrants and other rights to acquire shares of Company Common Stock or other shares of capital stock of the Company; and (ii) all securities of which Stockholder acquires Beneficial Ownership during the period from the date of this Agreement through and including the Expiration Date that are convertible into, or exercisable or exchangeable for, shares of capital stock of the Company, including, without limitation, options, warrants and other rights to acquire shares of Company Common Stock or other shares of capital stock of the Company.

            (e) "PERSON" means any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) Governmental Entity.

            (f) "SHARES" means: (i) all shares of capital stock of the Company Beneficially Owned by Stockholder as of the date of this Agreement; and (ii) all shares of capital stock of the Company of which Stockholder acquires Beneficial Ownership during the period from the date of this Agreement through and including the Expiration Date, including, without limitation, in each case, shares issued upon the conversion, exercise or exchange of Options.

            (g) "TRANSFER" means, with respect to any security, the direct or indirect (i) assignment, sale, transfer, tender, pledge, hypothecation, gift, placement in trust, Constructive Sale or other disposition of such security (excluding transfers by testamentary or intestate succession, of any right, title or interest in such security (including, without limitation, any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise) or of the record or beneficial ownership of such security, or (ii) offer to make any such sale, transfer, tender, pledge, hypothecation, gift, placement in trust, Constructive Sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing, in the case of both clauses (i) and (ii), excluding any Transfer pursuant to a court order or any Transfer to an affiliate or trust, in each case that is under the control of the Stockholder.

      2. NO TRANSFER OF SHARES OR OPTIONS. Stockholder agrees that, at all times during the period beginning on the date hereof and ending on the Expiration Date, Stockholder shall not Transfer (or cause or permit any Transfer of) any Shares or Options, or make any agreement relating thereto, in each case, without the prior written consent of Parent, in each case except for (i) Transfers under plans adopted prior to the date of this Agreement pursuant to Rule 10b-5 promulgated under the Securities Exchange Act of 1934, as amended, to which such Stockholder is a party that relates to the Shares, or (ii) Transfers of Shares issuable upon exercise of Options held by such Stockholder to the extent necessary to permit a "cashless exercise" of such Options by such Stockholder. Stockholder agrees that any Transfer in violation of this Agreement shall be void and of no force or effect.

      3. NO TRANSFER OF VOTING RIGHTS. Stockholder agrees that, during the period from the date of this Agreement through and including the Expiration Date, Stockholder shall not deposit (or cause or permit the deposit of) any Shares or Options in a voting trust or grant (or cause or permit the grant of) any proxy or enter into (or cause or permit the entry into) any voting agreement or similar agreement with respect to any of the Shares or Options other than as contemplated by this Agreement. This Section 3 shall not prohibit Transfers permitted by Section 2 of this Agreement.

      4. AGREEMENT TO VOTE SHARES.

            (a) Until the Expiration Date, at every meeting of stockholders of the Company, however called, at every adjournment or postponement thereof, and on every action or approval by written consent of stockholders of the Company with respect to any of the following, Stockholder shall vote, to the extent not voted by the Person(s) appointed under the Proxy (as defined below), all of the Shares or cause the Shares to be voted:

                     (i) in favor of (1) adoption of the Merger Agreement, including all actions and transactions contemplated by the Merger Agreement or the Proxy and (2) any other actions presented to holders of shares of capital stock of the Company in furtherance of the Merger Agreement, the Merger and the other actions and transactions contemplated by the Merger Agreement or the Proxy;

                     (ii) against (1) approval of any proposal made in opposition to, or in competition with, the Merger Agreement or consummation of the Merger and the other transactions contemplated by the Merger Agreement or the Proxy, and (2) any action or agreement that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company in the Merger Agreement; and

                     (iii) against (1) any merger agreement or merger (other than the Merger Agreement and the Merger), Acquisition Proposal, consolidation, business combination, reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any Subsidiary of the Company, (2) any sale, lease, license or transfer of any significant part of the assets of the Company or any Subsidiary of the Company, (3) any material change in the capitalization of the Company or any Subsidiary of the Company, or the corporate structure of the Company or any Subsidiary of the Company, or (4) any amendment of the Company's or any Subsidiary's charter documents or any other action that is intended, or could reasonably be expected, to, in any manner impede, frustrate, prevent, nullify, interfere with, delay, postpone, discourage or otherwise adversely affect the Merger Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement.

            (b) Stockholder shall not enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with this SECTION 4.

      5. IRREVOCABLE PROXY. Concurrently with the execution of this Agreement, Stockholder agrees to deliver to Parent an irrevocable proxy in the form attached hereto as EXHIBIT A (the "PROXY"), which shall be irrevocable to the fullest extent permitted by applicable law, covering all Shares.

      6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF STOCKHOLDER. As of the date hereof, Stockholder represents, warrants and covenants to Parent as follows:

            (a) Stockholder is the Beneficial Owner of the Shares and the Options indicated on the signature page of this Agreement.

            (b) Stockholder does not Beneficially Own any shares of capital stock of the Company or any securities convertible into, or exchangeable or exercisable for, shares of capital stock of the Company, other than the Shares and Options set forth on the signature page hereto.

            (c) Stockholder has the full power to dispose, vote or direct the voting of the Shares for and on behalf of all beneficial owners of the Shares.

            (d) The Shares are, and at all times up to and including the Expiration Date the Shares will be, Beneficially Owned by Stockholder, free and clear of any rights of first refusal, co-sale rights, security interests, liens, pledges, options, charges, proxies, voting trusts or agreements, or any other encumbrances of any kind or nature ("ENCUMBRANCES").

            (e) The execution and delivery of this Agreement and the Proxy by Stockholder do not, and Stockholder's performance of its obligations under this Agreement will not conflict with or violate or require any consent, approval or notice under, any order, decree, judgment, statute, law, rule, regulation or agreement applicable to Stockholder or by which Stockholder or any of Stockholder's properties or assets, including, without limitation, the Shares and Options, is bound.

            (f) Stockholder has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy, in each case with respect to all of the Shares without limitation, qualification or restriction on such power and authority.

            (g) Except as expressly contemplated herein, the Stockholder is not a party to, and the Shares are not subject to or bound in any manner by, any contract or agreement relating to the Shares, including without limitation, any voting agreement, option agreement, purchase agreement, stockholders' agreement, partnership agreement or voting trust.

      7. CONSENTS AND WAIVERS. Stockholder hereby gives all consents and waivers that may be required from it for the execution delivery of this Agreement and the Proxy, and for the consummation of the Merger under the terms of any agreement or instrument to which Stockholder is a party or subject or in respect of any rights Stockholder may have. Stockholder further consents to the Company placing a stop transfer order on the Shares with its transfer agent(s), which stop transfer order shall, at the request of Parent remain in effect during the term of this Agreement and in accordance with the terms of this Agreement, Stockholder further consents and authorizes Parent and the Company to publish and disclose in the Proxy Statement (including all documents filed with the SEC in connection therewith) Stockholder's identity and ownership of the Shares and the nature of Stockholder's commitments, arrangements and understandings under this Agreement and the Proxy.

      8. TERMINATION. This Agreement and the Proxy shall terminate and shall have no further force or effect as of the Expiration Date.

      9. COMPANY COVENANTS. The Company agrees to make a notation on its records and give instructions to its transfer agent(s) to not permit, during the term of this Agreement, the Transfer of any Shares.

      10. LEGENDING OF SHARES. Stockholder agrees that, if so requested by Parent, certificates evidencing the Shares shall bear the following legend:

      THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VOTING AND TRANSFER RESTRICTIONS PURSUANT TO THAT CERTAIN VOTING AGREEMENT, DATED AS OF AUGUST 7, 2006, BY AND AMONG NOKIA INC, LOUDEYE CORP. AND [STOCKHOLDER] AND AN IRREVOCABLE PROXY, DATED AS OF AUGUST 7, 2006, IN FAVOR OF NOKIA INC. ANY TRANSFER OF SUCH SHARES OF COMMON STOCK IN VIOLATION OF THE TERMS AND PROVISIONS OF SUCH VOTING AGREEMENT SHALL BE NULL AND VOID AND HAVE NO FORCE OR EFFECT WHATSOEVER.

      The Company agrees, if so requested by Parent, to place (or to cause the transfer agent for the Company to place) the above-referenced legend on any and all certificates evidencing any Shares. Subject to the terms of SECTION 2 hereof, Stockholder agrees that Stockholder shall not Transfer any Shares (to the extent any Transfer is permitted under this Agreement) without first having the aforementioned legend affixed to the certificates representing the Shares.

      11. ACQUISITION PROPOSALS

            (a) NO SOLICITATION.

                  (i) Stockholder agrees that it shall not, and that it shall use all reasonable efforts to cause Stockholder's employees, agents and representatives (including any investment banker, attorney or accountant retained by Stockholder) to not (and shall not authorize or permit any of them
to), directly or indirectly:

                        (1) solicit, initiate, knowingly encourage or facilitate or induce any inquiry with respect to, or the making, submission or announcement of, any Acquisition Proposal,

                        (2) participate or engage in any discussions or negotiations regarding, or furnish to any Person any nonpublic information with respect to, or take any other action to knowingly encourage or facilitate any inquiries or the making of any proposal that constitutes or would reasonably be expected to lead to, any Acquisition Proposal,

                        (3) approve, endorse, recommend or make or authorize any statement, recommendation or solicitation in support of any Acquisition Proposal (except to the extent specifically permitted pursuant to Section 5.3(d) of the Merger Agreement), or

                        (4) execute or enter into, or propose to execute or enter into, any letter of intent or similar document or any contract, agreement or commitment contemplating or otherwise relating to any Acquisition Proposal or transaction contemplated thereby;

except, in the cases of clauses (i)(2), (i)(3) and (i)(4) above to the extent expressly permitted by Section 5.3(c) or (d) of the Merger Agreement.

                  (ii) Stockholder will immediately cease and cause to be terminated any and all existing activities, discussions or negotiations (including, without limitation, any such activities, discussions or negotiations conducted by employees, agents and representatives (including any investment banker, financial advisor, attorney, accountant or other representative)) of Stockholder with any third parties conducted heretofore with respect to consideration of any Acquisition Proposal.

      12. STOCKHOLDER CAPACITY.

            (a) So long as Stockholder is an officer or director of the Company, nothing in this Agreement shall be construed as preventing, limiting or otherwise affecting any actions taken (or not taken) by Stockholder in his capacity as an officer or director of the Company or any of its Subsidiaries or from fulfilling the obligations of such office (including, without limitation, the performance of obligations required by the fiduciary obligations of Stockholder acting solely in his or her capacity as an officer or director).

      13. MISCELLANEOUS.

            (a) Waiver. No failure on the part of Parent to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of Parent in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Parent shall not be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

            (b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally or by courier service, (ii) on the date of confirmation of receipt (or the first business day following such receipt if the date is not a business day) if sent via facsimile (receipt confirmed), or (iii) on the date of confirmation of receipt (or the first business day following such receipt if the date is not a business day) if delivered by a nationally recognized courier service. All notices hereunder shall be delivered to the parties at the following addresses or facsimile numbers (or pursuant to such other instructions as may be designated in writing by the party to receive such notice):

                  (i)   if to Parent, to:

                  Nokia Inc.
                  6000 Connection Drive
                  Irving, TX 75039
                  Attention:  Richard W. Stimson
                  Telephone No.:  +1 972 894 5000
                  Telecopy No.:  +1 972 894 5397

                  with copies to (which shall not constitute notice to Parent or Merger Sub):

                  Nokia Corporation
                  Keilalahdentie 4
                  Espoo
                  Finland
                  Attention: Carl Belding, Senior Vice President and Chief Legal Officer
                  Telephone No.:  +358 7180 34409
                  Telecopy No.: +358 7180 45742

                  and

                  Skadden, Arps, Slate, Meagher & Flom (UK) LLP
                  40 Bank Street
                  Canary Wharf
                  London E14 5DS
                  Attention:  Hunter Baker
                  Telephone No.:  +44-207-519-7000
                  Telecopy No.:  +44-207-519-7070

                  (ii)    if to the Company, to:

                  Loudeye Corp.
                  1130 Rainier Ave South
                  Seattle, WA 98144
                  Attention: Michael A. Brochu, President and Chief Executive Officer

                                    Eric Carnell, General Counsel
                  Telephone No.:  + 1 (206) 832-4000
                  Telecopy No.:  +1 (206) 832-4009

                  with a copy to (which shall not constitute notice to the Company):

                  Latham & Watkins LLP
                  633 W.5th St., Suite 4000
                  Los Angeles, California 90071
                  Attention: W. Alex Voxman, Esq
                  Telephone No: +1 (213) 485-1234
                  Telecopy No: +1 (213) 891-8763

                (iii) if to Stockholder: To the address for notice set forth on the signature page hereof.

            (c) Headings. All captions and section headings used in this Agreement are for convenience only and do not form a part of this Agreement.

            (d) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

            (e) Entire Agreement; Amendment. This Agreement and the Proxy constitutes the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement may not be changed or modified, except by an agreement in writing specifically referencing this Agreement and executed by each of Parent and Stockholder; provided, however, that the Company's obligations hereunder may not be changed or modified without the written consent of the Company.

            (f) Severability. In the event that any provision of this Agreement, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

            (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof. Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware) in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and such process.

            (h) Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

            (i) Remedies. The parties acknowledge that Parent will be irreparably harmed and that there will be no adequate remedy at law in the event of a violation or breach of any of the terms of this Agreement. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation or breach, Parent shall have the right to enforce the terms hereof by specific performance, injunctive relief or by any other means available to Parent at law or in equity, and that Stockholder waives the posting of any bond or security in connection with any proceedings related thereto. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by Parent shall not preclude the simultaneous or later exercise of any other such right, power or remedy by Parent.

            (j) Binding Effect; No Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties without the prior written consent of the other parties. Any purported assignment in violation of this SECTION 14(j) shall be void.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

NOKIA INC.                                      STOCKHOLDER:

By:
   ---------------------------                  ------------------------------
Name:                                           Signature
Title:
                                                ------------------------------
                                                Print Name
LOUDEYE CORP.
                                                ------------------------------

                                                ------------------------------
By:                                             Address
   --------------------------
Name:
Title:                                          SHARES AND OPTIONS:

                                                Company Common Stock:
                                                                     ---------
                                                Company Options:
                                                                --------------



                       SIGNATURE PAGE TO VOTING AGREEMENT

                                    EXHIBIT A

                                IRREVOCABLE PROXY

      The undersigned stockholder ("STOCKHOLDER") of Loudeye Corp., a Delaware corporation (the "COMPANY"), hereby irrevocably (to the fullest extent permitted by law) appoints Nokia Inc., a Delaware corporation ("Parent"), and any designee of Parent, and each of them individually, as the sole and exclusive attorneys-in-fact and proxies of the undersigned with full power of substitution and resubstitution, to vote and exercise all voting and related rights with respect to, and to grant a consent or approval in respect of (in each case, to the full extent that the undersigned is entitled to do so), all of the shares of capital stock of the Company that now are or hereafter may be Beneficially Owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof between the date hereof and the Expiration Date, as defined in the Voting Agreement, (collectively, the "SHARES"), in accordance with the terms of this Proxy. The Shares Beneficially Owned by the undersigned as of the date of this Proxy are set forth on the signature page hereof. Any and all prior proxies heretofore given by the undersigned with respect to any Shares are hereby revoked and the undersigned hereby covenants and agrees not to grant any subsequent proxies with respect to any Shares. Capitalized terms used and not defined herein have the meanings assigned to them in that certain Voting Agreement, dated of even date herewith, by and among Parent, the Company and Stockholder (the "VOTING AGREEMENT").

      This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to the Voting Agreement, and is granted in consideration of Parent entering into that certain Agreement and Plan of Merger (the "MERGER AGREEMENT"), dated as of August 7, 2006, by and among Parent, Loretta Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("MERGER SUB") and the Company. The Merger Agreement provides for the merger of Merger Sub with and into the Company in accordance with its terms (the "MERGER") and the payment to Stockholder of a portion of the proceeds of the Merger in exchange for the Shares.

      The attorneys-in-fact and proxies named above are hereby authorized and empowered by the undersigned at any time after the date hereof and prior to the Expiration Date to act as the undersigned's attorney-in-fact and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents), at every annual, special, adjourned or postponed meeting of stockholders of the Company and in every written consent in lieu of such meeting:

            (i) in favor of (1) adoption of the Merger Agreement, including all actions and transactions contemplated by the Merger Agreement or the Proxy and
(2) any other actions presented to holders of shares of capital stock of the Company in furtherance of the Merger Agreement, the Merger and the other actions and transactions contemplated by the Merger Agreement or the Proxy;

            (ii) against (1) approval of any proposal made in opposition to, or in competition with, the Merger Agreement or consummation of the Merger and the other transactions contemplated by the Merger Agreement or the Proxy, and (2) any action or agreement that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company in the Merger Agreement; and

            (iii) against (1) any merger agreement or merger (other than the Merger Agreement and the Merger), Acquisition Proposal, consolidation, business combination, reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any Subsidiary of the Company, (2) any sale, lease, license or transfer of any significant part of the assets of the Company or any Subsidiary of the Company, (3) any material change in the capitalization of the Company or any Subsidiary of the Company, or the corporate structure of the Company or any Subsidiary of the Company, or (4) any amendment of the Company's or any Subsidiary's charter documents or any other action that is intended, or could reasonably be expected, to, in any manner impede, frustrate, prevent, nullify, interfere with, delay, postpone, discourage or otherwise adversely affect the Merger Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement.

      The attorneys-in-fact and proxies named above may not exercise this Proxy with respect to any matter other than the matters described in clauses (i), (ii) or (iii) above, and Stockholder may vote the Shares on all other matters.

      Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

      So long as Stockholder is an officer or director of the Company, nothing in this Proxy shall be construed as preventing, limiting or otherwise affecting any actions taken (or not taken) by Stockholder in his capacity as an officer or director of the Company or any of its Subsidiaries or from fulfilling the obligations of such office (including, without limitation, the performance of obligations required by the fiduciary obligations of Stockholder acting solely in his or her capacity as an officer or director).

      This Proxy shall terminate, and be of no further force or effect, on the Expiration Date.

                 [Remainder of Page Intentionally Left Blank]

Dated: [-], 2006



                                          ------------------------------------
                                          Signature

                                          ------------------------------------
                                          Print Name

                                          ------------------------------------

                                          ------------------------------------
                                          Address

                                          SHARES:
                                                  ----------------------------



                            [SIGNATURE PAGE TO PROXY]